CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,  MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS  THE TYPE THAT ANAPTYSBIO, INC. TREATS AS PRIVATE OR  CONFIDENTIAL.  AMENDMENT NO. 5  TO COLLABORATION AND EXCLUSIVE LICENSE AGREEMENT This Amendment No. 5 to the Collaboration and Exclusive License Agreement (this  “Amendment”) effective as of October 30, 2023 (the “Amendment Date”), is entered into  by and between (i) AnaptysBio, Inc., a Delaware corporation, having a place of business  at 10770 Wateridge Circle, Suite 210, San Diego, California 92121 (“AnaptysBio”), and (ii)  TESARO, Inc., a Delaware corporation, having a place of business at 1000 Winter Street,  Suite 3300, Waltham, Massachusetts 02541 (“TESARO US”) and TESARO Development,  Ltd., a Bermuda  corporation, having  its principal office at Clarendon House, 2 Church  Street, Hamilton HM 11, Bermuda  (together with TESARO US, “TESARO”). Collectively,  AnaptysBio and TESARO are referred to as the “Parties” and,  individually, as a “Party”.   All capitalized  terms  not  defined  herein will  have  the meaning  given  to  them  in  the  Agreement (as defined below).  WHEREAS, the Parties previously entered into that certain Collaboration and  Exclusive License Agreement dated as of March 10, 2014 and as amended by  Amendment No. 1 dated November 28, 2014, Amendment No. 2 dated February 29,  2016, Amendment No. 3 dated October 23, 2020, and Amendment No. 4 dated  October 21, 2021 (the “Agreement”);  WHEREAS, TESARO and AnaptysBio have discussed a potential termination of the  LAG‐3 Development Program under the Agreement, and the Parties wish to amend the  Agreement in certain respects regarding the transition of the LAG‐3 Development  Program on the terms and conditions set forth herein.  NOW THEREFORE, the Parties hereby agree as follows:  1. Termination of LAG‐3 Development Program.  The Parties hereby agree  that this Amendment shall serve as TESARO’s notice of termination of the LAG‐3  Development Program pursuant to Section 14.3 of the Agreement and further agree  that such termination is effective as of the date of this Amendment notwithstanding the  terms of Section 14.3 of the Agreement [***]. TESARO shall complete its activities under  the Transition Plan attached to this Amendment as Appendix 1 (the “Transition Plan”) in  accordance with the timelines set forth therein. For the avoidance of doubt, save for its  obligations under the Transition Plan, TESARO shall have no further obligations  (including without limitation any funding or payment obligations or obligations under  14.4(e)(v)) in relation to the LAG‐3 Development Program or any LAG‐3 Product.  2. Grant of License. Notwithstanding the provisions of Section 14.4(e)(i),  AnaptysBio hereby grants to TESARO and its Affiliates a non‐exclusive license (with the

2 right to grant sublicenses through multiple tiers) under any claim that issues from the  patent applications listed in Appendix 2 that (a) [***] and (b) [***].  For the avoidance  of doubt, this license does not grant TESARO or its Affiliates [***].  3. [***].  4. Migration Period.  The Parties agree that the Transition Plan shall cover  the Migration Period set out in Section 14.4(e)(v) of the Agreement which Migration  Period shall end on [***], unless otherwise set forth in Appendix 1.   5. Patent Prosecution Transition.  In accordance with Section 14.4(e)(iv),  commencing on the Amendment Date, AnaptysBio shall have the sole right, and at its  sole expense, to Prosecute and Maintain and to solely enforce the Collaboration IP  solely related to the LAG‐3 Development Program.  [***].  Promptly following the  Amendment Date, TESARO shall transfer to AnaptysBio all documents and files  reasonably necessary to effectuate the transition of such activities in respect of such  Patents to AnaptysBio.    6. [***].    7. Exclusivity. For the avoidance of doubt, the Parties hereby agree that (1) neither  Party has any remaining exclusivity obligations pursuant to Section 5 with respect to  LAG‐3; (2) each Party is free to pursue development of a LAG‐3 antibody, or any other  compound targeting LAG‐3, alone or in combination with any other compound;  provided that Tesaro shall not use any Confidential Information solely related to the  LAG‐3 Development Program; and (3) [***].     8. Miscellaneous.  This Amendment shall be effective for all purposes as of  the Amendment Date. Except as expressly modified herein, the Agreement shall  continue to remain in full force and effect in accordance with its terms. This  Amendment may be executed in counterparts, each of which shall be deemed to be an  original and together shall be deemed to be one and the same document.

3 IN WITNESS WHEREOF, the Parties have caused this Amendment No. 5 to  Collaboration and Exclusive License Agreement to be duly executed by their respective  duly authorized representatives effective as of the Amendment Date.  TESARO, INC.    ANAPTYSBIO, INC.  By:  /s/ Justin Huang    By: /s/ Eric Loumeau  Name: Justin Huang    Name: Eric Loumeau  Title: President and Secretary    Title: Chief Legal Officer  TESARO DEVELOPMENT, LTD.      By:  /s/ Justin Huang    Name: Justin Huang    Title: President

Appendix 1  [***]

  Appendix 2  [***]